UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2019

Myers Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1293 South Main Street, Akron, Ohio 44301

(Address of Principal Executive Offices, and Zip Code)

(330) 253-5592

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	MYE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) updates information originally provided under Item 5.02 in a Current Report on Form 8-K filed on October 3, 2019 (the “Original Filing”), in which Myers Industries, Inc. reported that (i) R. David Banyard, President and Chief Executive Officer, tendered his resignation as an officer and director of the Company on October 1, 2019 to be effective October 25, 2019, and (ii) Andrean R. Horton, Esq. had been appointment as Interim President and Chief Executive Officer effective October 25, 2019. This Amendment is being filed solely for the purpose of providing a brief description of the material compensation arrangements being provided Ms. Horton in connection with her appointment. This Amendment does not otherwise modify or update any other disclosure contained in the Original Filing, and should be read in conjunction with the Original Filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2019, the Board of Directors (the “Board”) of Myers Industries, Inc. (the “Company”) approved a supplemental monthly payment of $25,000 to Andrean R. Horton, Esq. commencing October 1, 2019 and continuing for the period in which Ms. Horton serves as the Company’s Interim President and Chief Executive Officer.

The Board also approved an executive retention program in which certain executive officers, including Ms. Horton, were provided on October 16, 2019, (i) an executive cash bonus retention award of $100,000, payable in equal installments on the first two anniversaries of the award, and (ii) a stock unit retention award of 6,112 stock units, equivalent to $100,000 based on the closing price of the Company’s common stock on October 16, 2019, subject to vesting and settlement in equal installments on the first three anniversaries of the stock unit retention award. The foregoing summary of the cash bonus and stock unit retention awards is not complete and is qualified in its entirety by reference to the full and complete terms of the awards, the forms of which are attached to this Current Report on Form 8-K/A as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Notice of Award of Executive Retention Cash Bonuses

10.2	Form of Stock Unit Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

By:	/s/ Andrean R. Horton
Andrean R. Horton, Esq.
Executive Vice President,
Chief Legal Officer and Secretary

Date: October 18, 2019